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                                                                   EXHIBIT 10.17

[LOGO OF HAHT COMMERCE]                                      Non-executable Copy

                                           HAHT e-Scenario(TM) License Agreement
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This e-Scenario license agreement (the "License") is made and entered into as of date ("Effective Date") between HAHT Commerce, Inc., a Delaware corporation having its principal office at 400 Newton Road, Raleigh, North Carolina 27615 ("HAHT"), and customer name, a insert state of incorporation corporation having its principal office at customer's address ("Licensee"). HAHT hereby grants to Licensee and Licensee accepts, a non-exclusive, non-transferable license to use the HAHT e-Scenario software as specified on Schedule A, as may be amended by the parties, and its accompanying documentation (the "Software") under the following terms and conditions:

1. License Grant. In consideration of Licensee's payment of the applicable license fee, HAHT authorizes Licensee to install and use the Software and its accompanying documentation solely on up to two (2) non-production (i.e., devoted solely to development and testing) Scenario Server Clusters and one (1) production (i.e., used in conducting business operations of record) Scenario Server Cluster. An additional license fee must be paid for installation and use on each additional Scenario Server Cluster beyond those authorized above, including without limitation on any separate Scenario Server Cluster that serves as a backup to a production Scenario Server Cluster. A "Scenario Server Cluster" is defined as a group of one or more computers that is connected to a common control host and accessed by a common URL, and on which a copy of HAHTsite Scenario Server is currently installed under a valid license granted to Licensee by HAHT. A copy of the Software and its documentation may be made in their original, installation-ready form for archival or backup purposes as long as it contains all proprietary notices in their original form. If Licensee receives one copy electronically and another copy on media, the copy on media may be used only for archival purposes and this License does not authorize Licensee to use that copy on another computer unless an additional license fee is paid.

2. Restrictions on Use. Licensee may modify the Software and create derivative works thereon solely for Licensee's own internal use. Licensee agrees that it may not modify, translate, excerpt, adapt or create derivative works with respect to the Software for any other purpose, except to the extent applicable laws may specifically permit Licensee to do so. No portion of the Software, its documentation or any derivative work based thereon may be distributed, except internally within Licensee's own organization. Without limiting the foregoing, Licensee may not include any portion of the Software's source code (whether or not it has been modified) in any product of Licensee or of any third party. Licensee may not rent, lease, sublicense, grant a security interest in, or otherwise transfer Licensee's rights to use and possess the Software, in whole or in part. Neither the Software nor its documentation may be copied except as specified above. Licensee may not make any copies of the documentation that is provided to Licensee by HAHT in hard copy form. Licensee may not remove any proprietary notices or labels on the Software or its documentation. Any rights not granted are reserved to HAHT.

3. Term and Termination. This License shall begin on the Effective Date, and shall continue until terminated: (a) by Licensee's voluntary termination; or (b) automatically and without any further acts of either party upon Licensee's breach of any term of this License. Any provision of this License which gives rise to continuing obligations of the parties shall survive termination of this License, including without limitation Paragraphs 4, 5, 6, 10 and 13.

4. Actions Required Upon Termination. Upon termination of this License, Licensee agrees to destroy all copies of the Software and its documentation and certify, in writing, to HAHT said destruction, or return such copies to HAHT. Licensee agrees that with respect to any copies that may exist after termination on media containing regular backups of Licensee's computer or computer system, Licensee shall not access such media for the purpose of recovering the Software or documentation.



HAHT Commerce -- Confidential                                        Page 1 of 5
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5.   Title. HAHT and its licensors shall have sole and exclusive ownership of all right, title, and interest in and to the Software and all patches, bug fixes, modifications and enhancements thereof, regardless of the form or media in which the original or copies may exist, subject only to the rights and privileges expressly granted by HAHT. The Software is copyrighted under the laws of the United States and international treaty provisions. This License does not provide Licensee with title or ownership of the Software, but only a right of limited use.

6. Nondisclosure. Notwithstanding the copyright, Licensee acknowledges that the Software, including its code, logic and structure, contains valuable trade secrets and confidential information belonging to HAHT and its licensors. Licensee agrees not to disclose or otherwise make available any part of the Software to any third party on any basis.

7. Additional Software. This License grants to Licensee a limited right to corrections and enhancements during the Warranty Period set forth in Paragraph 9.1, but at no other time. This License does not grant to Licensee any right to general product updates at any time. To the extent that enhancements, corrections and updates are made available to and are obtained by Licensee, they shall become part of the Software and be governed by the terms of this License.

8. Export Controls. The Software, including its technical data, is subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Licensee agrees to strictly comply with all such regulations and acknowledges that Licensee has the responsibility to obtain licenses to export, re-export or import the Software. None of the Software, documentation or underlying information may be downloaded or otherwise exported, directly or indirectly: (a) without prior written consent, if required, by the office of Export Administration of the United States, Department of Commerce; (b) to any national or resident of Cuba, Iraq, Iran, North Korea, Libya, Sudan, Syria; (c) to any country to which the U.S. has embargoed goods; (d) to any person on the U.S. Treasury Department's list of Specially Designated Nations; or (e) to any person on the U.S. Commerce Department's Table of Denials. By downloading the Software Licensee is warranting that it is not located in, under the control of, or a national or resident of any such country or appear on any such list.

9.   Limited Warranty.

     9.1. HAHT warrants to Licensee that HAHT has not entered into any agreement, nor is the Software subject to any lien encumbrance, that would limit HAHT's full power and authority to enter into this License. HAHT also warrants that if a defect occurs in the media on which the Software is recorded within thirty (30) days after delivery of the Software to Licensee (the "Warranty Period"), when the media is used under normal circumstances, HAHT will replace such media if returned by Licensee either during the Warranty Period (or within seven (7) days thereafter, provided that notice of the defect is given to HAHT within the last seven (7) days of the Warranty Period). Finally, HAHT warrants that if during the Warranty Period the Software fails to perform substantially in accordance with and as specified in the accompanying documentation when operated in the designated operating environment, and if HAHT receives a written report from Licensee during the Warranty Period documenting any reproducible, substantive error(s) in the unmodified Software, then HAHT shall, at its option, use its reasonable good faith efforts to correct the error(s) (which correction may include a change in the documentation), or notify Licensee that in lieu of receiving corrections to the reported errors HAHT will refund to Licensee all license fees paid to HAHT with respect to the defective portion of the Software if Licensee voluntarily terminates this License. After receipt of such notice Licensee shall have seven (7) calendar days to determine if it wishes to receive a refund and shall, within such seven-day period, return all copies of the Software and otherwise comply with the terms of Paragraph 4 if it wishes to terminate the License and receive the refund. The foregoing shall be Licensee's sole remedy and recourse, and HAHT's sole obligation, with respect to any asserted defect in the media or Software, except as provided in Paragraph 9.3 with respect to errors relating to date data.

     9.2. Licensee shall be entitled, at no charge and during the Warranty Period, to all generally-available corrections to the Software that are made available to HAHT's subscriptions customers without additional charge. In accordance with Paragraph 7, such corrections shall be become part of the Software.


HAHT Commerce -- Confidential                                        Page 2 of 5
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     9.3. Because HAHT controls neither the date data format nor the date data manipulation functions used by the underlying operating systems (e.g. Windows 95, Windows NT, UNIX) or by applications or databases that communicate date data to the Software, HAHT does not warrant the validity of any date data. Provided that such date data is valid upon its communication to the Software, HAHT warrants that if the Software corrupts the data due to century date changes or the data is not stored by the Software in project files that use a format which correctly handles the century date change, then HAHT will repair or replace (through provision of a "patch" or an alternate version) such portions of the Software as HAHT determines to be defective in its handling of century date changes. The foregoing shall be Licensee's sole remedy and recourse, and HAHT's sole obligation, with respect to any asserted errors relating to date data.

     9.4. HAHT does not warrant that (a) use of the Software will be uninterrupted; (b) the Software will be error-free or that any or all defects or errors will be corrected (except as provided in Paragraphs
          9.1 or 9.3 with respect to errors relating to otherwise valid date data); (c) functions contained in the Software will meet Licensee's requirements; (d) the Software will operate in combination with other software selected by Licensee; or (e) Licensee's use of the Software will be secure (the Internet has inherent security challenges and Licensee is solely responsible for determining whether the security of the environment in which the Software will be used is sufficient for its needs).

     9.5. THE PROVISIONS OF THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ANY OTHER WARRANTIES OR REMEDIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. NO VERBAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY HAHT OR ITS AGENTS, REPRESENTATIVES OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THE ABOVE WARRANTIES, AND LICENSEE SHALL NOT RELY ON ANY SUCH INFORMATION OR ADVICE. THE FOREGOING WARRANTIES EXTEND TO LICENSEE ONLY AND SHALL NOT BE APPLICABLE TO ANY OTHER PERSON OR ENTITY. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE LICENSE.

10. Limitation of Liability.

    10.1. HAHT'S LIABILITY FOR DAMAGES RESULTING FROM LICENSEE'S POSSESSION, LICENSING OR USE OF THE SOFTWARE SHALL NOT EXCEED THE AMOUNT OF THE LICENSE FEE ACTUALLY PAID BY LICENSEE, TO HAHT FOR USE OF ONE COPY OF THE SOFTWARE.

    10.2. In addition to the limitations set forth above, Licensee agrees that ALL LIABILITY RELATED TO LICENSEE'S POSSESSION, LICENSING OR USE OF THE SOFTWARE SHALL BE GOVERNED BY THIS LICENSE, AND IN NO EVENT SHALL HAHT, OR ITS RESELLERS, LICENSORS OR SUPPLIERS, BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY IN TORT, OR ANY OTHER LEGAL THEORY AS A RESULT OF LICENSEE'S POSSESSION, LICENSING OR USE OF THE SOFTWARE, EVEN IF HAHT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS OR REVENUE, COST OF CAPITAL, OVERHEAD COSTS, BUSINESS INTERRUPTIONS OR WORK STOPPAGES, COMPUTER FAILURE OR MALFUNCTION, LOSS OR RECREATION OF DATA, OR COST OF ANY SUBSTITUTE SOFTWARE.

11. Assignment. This License may not be assigned (including by operation of law) or transferred by Licensee to any other person or entity.



HAHT Commerce -- Confidential                                       Page 3 of 5
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12.  U.S. Government Restricted Rights. The Software and its documentation are
     "commercial computer software" and "commercial computer software documentation," respectively, and are provided with RESTRICTED RIGHTS under Federal Acquisition Regulations and agency supplements to them. Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFAR 255.227-7013 et. seq. or 252.211-7015, or subparagraphs (a) through (d) of the Commercial Computer Software Restricted Rights at FAR 52.227-19, as applicable, or similar clauses in the NASA FAR Supplement. Contractor/manufacturer is HAHT Commerce, Inc., 400 Newton Road, Raleigh, North Carolina 27615.

13. Entire Agreement. This License represents the complete agreement concerning this License, and may only be amended by a document executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY LICENSEE IS EXPRESSLY MADE CONDITIONAL ON LICENSEE'S ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN THE PURCHASE ORDER FORM, AND LICENSEE AGREES THAT ANY SUCH ADDITIONAL OR DIFFERENT TERMS ARE VOID. If any term of this License shall be found invalid, the term shall be modified or omitted to the extent necessary, and the remainder of the License shall continue in full effect. This License shall be construed in accordance with the laws of North Carolina (excluding conflicts of laws provisions and the United Nations Convention on Contracts for the International Sale of Goods), and all disputes relating to this License shall have exclusive venue in the federal and state courts in Wake County, North Carolina and Licensee agrees to the jurisdiction of these courts.



     Agreed and Accepted:

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 For Insert company name                    For HAHT Commerce, Inc.
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 Signature:                                 Signature:
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 Name & Title:                              Name & Title:
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 Date:                                      Date:
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                              Non-Executable Copy



HAHT Commerce -- Confidential                                        Page 4 of 5
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                                                             Non-Executable Copy


                                           HAHT e-Scenario(TM) License Agreement
                                                                      Schedule A
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 [enter e-Scenario software being purchased]





     Agreed and Accepted:

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For Insert company name                 For HAHT Commerce, Inc.
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Signature:                              Signature:
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Name & Title:                           Name & Title:
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Date:                                   Date:
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                              Non-Executable Copy





HAHT Commerce -- Confidential                                        Page 5 of 5